UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)
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Touchstone Strategic Trust
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TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1.800.543.0407

Touchstone Conservative Allocation Fund

Touchstone Balanced Allocation Fund

Touchstone Moderate Growth Allocation Fund

Important Notice Regarding the Availability of this Information Statement

The Information Statement is available at TouchstoneInvestments.com

THIS IS NOT A PROXY STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUIRED TO SEND US A PROXY.

This information statement (the “Information Statement”) is being furnished to the shareholders of Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund and Touchstone Moderate Growth Allocation Fund (each, a “Fund” and together, the “Funds”), each a series of the Touchstone Strategic Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Touchstone Advisors, Inc. (“Touchstone”) and Wilshire Associates Incorporated (“Wilshire” or the “Sub-Advisor”) and the termination of the existing sub-advisory agreement between Touchstone and Ibbotson Associates, Inc. (“Ibbotson”) with respect to the Funds.  The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Touchstone, the investment advisor to the Funds, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. A condition of this order requires Touchstone to furnish shareholders with information contained herein about Wilshire and the Sub-Advisory Agreement.  The Information Statement is being mailed on or about November 2, 2015 to shareholders of record of the Funds as of October 30, 2015.

The Funds’ most recent annual report for the fiscal year ended December 31, 2014 and semi-annual report for the six-month period ended June 30, 2015 are available upon request without charge. The annual report and semi-annual report may be obtained by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com/mutual-funds/fund-details-asset-allocation.htm.

BOARD APPROVAL OF THE SUB-ADVISOR

At a Board meeting held on August 20, 2015 (the “Meeting”), Touchstone proposed to the Board the repurposing of Touchstone’s target-risk allocation funds into a new suite of asset allocation funds intended to attract increased investor interest and provide exposure to additional asset classes.  The proposed repurposing includes the replacement of the Funds’ current sub-advisor, Ibbotson.  The Board approved replacing Ibbotson with Wilshire, to take effect on or about November 23, 2015.

In connection with these changes, the Board also approved changes to the Funds’ names, non-fundamental investment goals (in the case of the Touchstone Conservative Allocation Fund and the Touchstone Balanced Allocation Fund), and non-fundamental investment strategies, also to take effect on or about November 23, 2015.  The changes with respect to each Fund are described in more detail below.

Touchstone Conservative Allocation Fund

In addition to the appointment of Wilshire as sub-advisor, the name of the Touchstone Conservative Allocation Fund will be changed to the Touchstone Controlled Growth with Income Fund.  The investment goal of the Fund will change from current income and preservation of capital to growth and income.  The Fund will continue to operate as a “fund-of-funds,” and will seek to achieve its investment goal by investing primarily in a diversified portfolio of underlying equity, fixed-income, and alternative funds (although a portion of its assets may be invested in cash, cash equivalents, or money market funds).  The Fund will invest primarily in other Touchstone Funds; however, the Fund will have the ability to invest in unaffiliated underlying funds or assets, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through Touchstone Funds.  The Fund will allocate a significant portion of its assets to underlying funds utilizing alternative or nontraditional investment strategies.  The target allocation of Fund assets will shift from its current target allocation of 20-40% equity and 60-80% fixed-income to a target allocation of approximately 0-25% equity, 25-50% fixed-income, and 50-75% alternative investments.

Effective on or about November 23, 2015, Wilshire will seek to develop an optimal allocation among underlying funds in accordance with these principles:

• Controlled Growth — seeks growth through lower volatility equities and alternative strategy exposure

• Rising Rate Protection — seeks lower duration and lower bond correlation

• Attractive Income — seeks higher yielding debt to produce attractive income

In connection with the repositioning of the Fund’s portfolio, the Fund’s principal risks will not change.  However, the principal risks of the underlying funds in which the Fund invests will change.  For more information about the Fund’s investment strategies that will be in effect following the repurposing, as well as the principal risks of the Fund and the underlying funds in which the Fund may invest, please see the Fund’s updated prospectus, to be dated on or about November 23, 2015.  A copy of the prospectus, when available, maybe obtained without charge by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com.

After the Fund’s portfolio is repositioned, the Fund may make a capital gains distribution to shareholders.  The Fund intends to make reasonable efforts to mitigate the tax impact of this distribution (if any) on current shareholders.

Ibbotson is expected to continue to serve as the Fund’s sub-advisor until on or about November 22, 2015, with Wilshire to become the Fund’s sub-advisor on or about November 23, 2015.

Touchstone Balanced Allocation Fund

In addition to the appointment of Wilshire as sub-advisor, the name of the Touchstone Balanced Allocation Fund will be changed to the Touchstone Dynamic Diversified Income Fund.  The investment goal of the Fund will change from capital appreciation and current income to current income.  In pursuing this goal, the Fund will seek to maximize “income efficiency,” or yield achieved per unit of risk.  The Fund will continue to operate as a “fund-of-funds,” and will seek to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity-income oriented underlying funds (although a portion of its assets may be invested in cash, cash equivalents, or money market funds).   The Fund will invest primarily in other Touchstone Funds; however, the Fund will have the ability to invest in unaffiliated underlying funds or assets, including ETFs and ETNs, to the extent that the desired asset class exposure is not available through Touchstone Funds.  The target allocation of Fund assets will shift from its current target allocation of 50-70% equity and 30-50% fixed-income to a target allocation of approximately 25-55% equity and 45-75% fixed-income.  The portfolio is expected to be highly diversified and will be managed dynamically as yield and volatility environments change.

In connection with the repositioning of the Fund’s portfolio, the Fund’s principal risks will not change.  However, the principal risks of the underlying funds in which the Fund invests will change.  For more information about the Fund’s investment strategies that will be in effect following the repurposing, as well as the principal risks of the Fund and the underlying funds in which the Fund may invest, please see the Fund’s updated prospectus, to be dated on or about November 23, 2015.  A copy of the prospectus, when available, maybe obtained without charge by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com.

After the Fund’s portfolio is repositioned, the Fund may make a capital gains distribution to shareholders.  The Fund intends to make reasonable efforts to mitigate the tax impact of this distribution (if any) on current shareholders.

Ibbotson is expected to continue to serve as the Fund’s sub-advisor until on or about November 22, 2015, with Wilshire to become the Fund’s sub-advisor on or about November 23, 2015.

Touchstone Moderate Growth Allocation Fund

In addition to the appointment of Wilshire as sub-advisor, the name of the Touchstone Moderate Growth Allocation Fund will be changed to the Touchstone Dynamic Global Allocation Fund.  There are no changes to the investment goal of the Fund in connection with the change in sub-advisor; the investment goal will remain capital appreciation. In pursuing this goal, the Fund will seek to provide capital appreciation through global exposure to a broad array of assets classes and investment strategies.  The Fund will continue to operate as a “fund-of-funds,” and will seek to achieve its investment goal by primarily investing opportunistically in a diversified portfolio of underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or money market funds).  These underlying funds, in turn, will invest in a variety of U.S. and foreign equity and fixed-income securities.  The Fund will invest primarily in other Touchstone Funds; however, the Fund will have the ability to invest in unaffiliated underlying funds or assets, including ETFs and ETNs, to the extent that the desired asset class exposure is not available through Touchstone Funds.   Under normal circumstances, the Fund (through its investment in underlying funds) will invest at least 40% of its portfolio in securities of issuers outside of the United States.  The target allocation of Fund assets will shift from its current target allocation of 70-90% equity and 10-30% fixed-income to a target allocation of approximately 45-75% equity and 25-55% fixed-income.

In connection with the repositioning of the Fund’s portfolio, the Fund’s principal risks will not change.  However, the principal risks of the underlying funds in which the Fund invests will change.  For more information about the Fund’s investment strategies that will be in effect following the repurposing, as well as the principal risks of the Fund and the underlying funds in which the Fund may invest, please see the Fund’s updated prospectus, to be dated on or about November 23, 2015.  A copy of the prospectus, when available, maybe obtained without charge by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com.

After the Fund’s portfolio is repositioned, the Fund may make a capital gains distribution to shareholders.  The Fund intends to make reasonable efforts to mitigate the tax impact of this distribution (if any) on current shareholders.

Ibbotson is expected to continue to serve as the Fund’s sub-advisor until on or about November 22, 2015, with Wilshire to become the Fund’s sub-advisor on or about November 23, 2015.

THE BOARD’S CONSIDERATIONS

Board Considerations with respect to Approval of Sub-Advisory Agreement

Touchstone and Wilshire provided the Board with various written materials in advance of the Meeting to assist with the Board’s consideration of Wilshire as sub-advisor. Touchstone provided written and oral information stating the basis for its recommendation to engage Wilshire and to transition the Funds to the proposed strategies. The information also included details regarding Wilshire’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Funds; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fees that would be paid to Wilshire by Touchstone; and (f) reputation, expertise and resources as an investment advisor. The Board then discussed the written materials that the Board received before the Meeting and all other information that the Board received at the Meeting.

The Board, including the Trustees who are not “interested persons,” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), voting separately, unanimously determined that the proposal to approve the Sub-Advisory Agreement for each Fund would be in the best interests of that Fund. In approving the Sub-Advisory Agreement for each Fund, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Advisor’s proposed compensation; (3) the simulated performance of the Sub-Advisor’s proposed strategy; and (4) the terms of the Sub-Advisory Agreement. The Board’s consideration of these factors is summarized below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by Touchstone and Wilshire regarding the services to be provided by Wilshire.  The Board considered Wilshire’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Funds. The Board also took into consideration that Touchstone was satisfied with Wilshire’s in-house risk and compliance teams.

Wilshire’s Compensation. The Board took into consideration the financial condition of Wilshire and any direct and indirect benefits to be derived by Wilshire’s relationship with the Funds.  In considering the anticipated level of profitability to Wilshire, the Board noted the proposed contractual undertaking of Touchstone to maintain the current levels of expense limitations for the Funds, that the sub-advisory fees under the Sub-Advisory Agreement would be paid by Touchstone out of the advisory fees that it receives from the Funds, and that the sub-advisory fees were negotiated at arm’s length between Touchstone and Wilshire.  As a consequence, the anticipated level of profitability to Wilshire from its relationship with the Funds was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Wilshire’s management of the Fund to be a substantial factor in its consideration, although the Board noted that the proposed sub-advisory fee schedules contain breakpoints that would reduce the sub-advisory fee rate if Fund assets exceed specified levels.

Sub-Advisory Fees and Fund Performance. The Board considered that the Funds would pay advisory fees to Touchstone and that Touchstone would pay sub-advisory fees to Wilshire.  The Board also considered certain comparative fee information concerning the sub-advisory fees that were paid to Ibbotson for managing the Funds.  The Board also compared Wilshire’s proposed sub-advisory fees to the sub-advisory fees paid to the incumbent sub-advisor, noting that, for each Fund, the proposed sub-advisory fee schedule with Wilshire was identical to the current sub-advisory fee schedule with the incumbent sub-advisor.  The Board considered the amount of the advisory fee for each Fund to be retained by Touchstone and the amount to be paid to Wilshire, with respect to the various services to be provided by Touchstone and Wilshire. The Board also noted that Touchstone negotiated the sub-advisory fees with Wilshire at arm’s length.  The Board also noted that that identical expense caps were expected to remain in place for the Funds following the sub-advisor change.

The Board considered the simulated performance of Wilshire’s strategies and the Funds’ performance record under Ibbotson’s management.  The Board also reviewed Wilshire’s investment performance, highlighting the firm’s strong performance in its global allocation fund product, as well as its incorporation of liquid alternative strategies.  Based upon their review, the Trustees concluded that each Fund’s proposed sub-advisory fee was reasonable in light of the services to be provided by Wilshire.

Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (a) Wilshire is qualified to manage each Fund’s assets in accordance with such Fund’s investment goal and policies; (b) Wilshire maintains an appropriate and effective compliance program; (c) each Fund’s proposed sub-advisory fee is reasonable in relation to the services to be provided by Wilshire; and (d) Wilshire’s proposed investment strategies are appropriate for pursuing the investment goal of the Funds.  In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors.  Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of each Fund and its shareholders.

INFORMATION ABOUT THE SUB-ADVISOR

Wilshire, located at 1299 Ocean Avenue #700, Santa Monica, California 90401, is a registered investment advisor that will serve as the sub-advisor to the Funds, effective on or about November 23, 2015.  Wilshire was founded in 1972 and has since evolved into a diversified global financial services firm.   Wilshire Funds Management, the global investment management business unit of Wilshire, advises on $150 billion as of June 30, 2015.  Wilshire, an independent firm for over 40 years, is supported by a global network of offices in the U.S., Europe, and the Asia Pacific region.

Wilshire does not serve as an investment advisor or sub-advisor for any other investment companies which have an investment objective and strategies similar to those of the Funds.

The name and principal occupation of the principal executive officers of Wilshire are listed below.

Name	Title and Occupation
Dennis A. Tito*	Founder, CEO, and Chairman of the Board
John C. Hindman	President, Vice Chairman of the Board
Jason A. Schwarz	President, Wilshire Funds Management
Joshua M. Emanuel, CFA	Chief Investment Officer

Benkai Bouey	Chief Compliance Officer

*Mr. Tito beneficially owns a majority of the outstanding shares of Wilshire.

The address for each person listed above is 1299 Ocean Avenue #700, Santa Monica, California 90401.

Touchstone will use a portion of its advisory fee to pay Wilshire’s sub-advisory fees.  Because Touchstone pays Wilshire’s sub-advisory fees out of its own fees received from the Fund, there is no “duplication” of advisory fees paid.

INVESTMENT SUB-ADVISORY AGREEMENT

A form of the Sub-Advisory Agreement is attached to this Information Statement as Exhibit A.  The contractual terms and conditions of the Sub-Advisory Agreement are similar to those of the prior sub-advisory agreement between Touchstone and Ibbotson (the “Prior Sub-Advisory Agreement”).  A description of several important provisions of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General.  Wilshire will manage the investment and reinvestment of the portion of the assets of each Fund allocated to it by Touchstone (the “Fund Assets”), subject to and in accordance with the investment goal, policies, and restrictions of the Fund and in conformity with the Fund’s registration statement as in effect when Wilshire takes over as sub-advisor to the Fund.  Wilshire will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities.  Wilshire also will determine the manner in which voting rights, rights to consent to corporate actions, and any other rights pertaining to the Fund Assets will be exercised.  Wilshire will provide regular reports to the Board.  Wilshire will place orders for portfolio transactions on behalf of the Funds in accordance with the Trust’s policies and shall be responsible for obtaining the most favorable price and execution available for the Funds.

Compensation.  The sub-advisory fee rates payable to Wilshire were negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, the competitive environment in which the Funds will be marketed, the investment characteristics of the Funds relative to other similar funds and the fees charged to comparable products within the industry. There is no change in the advisory fee rates paid by the Funds to Touchstone as a result of the approval of Wilshire as the sub-advisor to the Funds.

Liability.  Wilshire has agreed to indemnify and hold harmless the Trust, Touchstone and all of their affiliated persons against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) Wilshire’s material violation of any applicable federal or state law, rule or regulation, or (b) Wilshire’s willful misfeasance, bad faith, or gross negligence or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Limit on Trust Liability.  Wilshire agrees that (i) the Trust’s obligations to Wilshire under the Sub-Advisory Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) Wilshire shall not seek satisfaction of any such obligation from the shareholders of the Funds, other than Touchstone, nor from any Trustee, officer, employee, or agent of the Trust.

Term. The terms of the Sub-Advisory Agreement provide for it to remain in effect for an initial term ending November 23, 2017.  Unless earlier terminated, the Sub-Advisory Agreement will continue for successive annual terms, provided that each continuance is approved annually by the majority of the Board or by the vote of a majority of the outstanding voting securities of the Funds, and, in either case, by a majority of the Independent Trustees.

Amendment.  The Sub-Advisory Agreement may be amended at any time by the parties to it, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Funds affected by such change.

Termination.  The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone upon not more than 60 days’ nor less than 30 days’ written notice; (ii) by Wilshire upon not less than 60 days’ written notice; or (iii) by the Trust upon either (y) the majority vote of the Board or (z) with respect to a Fund, the affirmative vote of a majority of the outstanding voting securities of such Fund.  The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the Investment Company Act of 1940, as amended.

INFORMATION ABOUT TOUCHSTONE

Touchstone, located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is a registered investment advisor that serves as the investment advisor to the Funds pursuant to the terms of an advisory agreement (the “Advisory Agreement”), dated May 1, 2000, as amended. The Advisory Agreement was last approved by shareholders on February 25, 2005 and by the Board of Trustees on November 20, 2014.  Under the Advisory Agreement, Touchstone continuously reviews, supervises, and administers the Funds’ investment program, and also ensures compliance with each Fund’s investment policies and guidelines, subject to the supervision of, and policies established by, the Board.

Touchstone is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone is entitled to receive an investment advisory fee from the Funds at an annualized rate, based on the average daily net assets of the Funds.

Under the terms of the Advisory Agreement, the Funds pay Touchstone the following fees:

Fund	Investment Advisory Fee
Touchstone Conservative Allocation Fund	0.20% on the first $1 billion of average daily net assets; 0.175% on the next $1 billion of assets; 0.150% on the next $1 billion of assets; and 0.125% on the assets over $3 billion.
Touchstone Balanced Allocation Fund	0.20% on the first $1 billion of average daily net assets; 0.175% on the next $1 billion of assets; 0.150% on the next $1 billion of assets; and 0.125% on the assets over $3 billion.
Touchstone Moderate Growth Allocation Fund	0.25% on the first $1 billion of average daily net assets; 0.225% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.175% on the assets over $3 billion.

For the fiscal year ended December 31, 2014, the annual advisory fee for each Fund was:

Fund	Annual Fee Rate
Touchstone Conservative Allocation Fund	0.20%
Touchstone Balanced Allocation Fund	0.20%
Touchstone Moderate Growth Allocation Fund	0.25%

For the fiscal year ended December 31, 2014, the Funds paid Touchstone the following amounts in advisory fees.

Fund	Advisory Fees Paid
Touchstone Conservative Allocation Fund	$112,670
Touchstone Balanced Allocation Fund	$215,836
Touchstone Moderate Growth Allocation Fund	$334,403

Touchstone will use a portion of its advisory fees to pay Wilshire’s sub-advisory fees.  As of August 31, 2015, Touchstone had approximately $17.7 billion in assets under management.

INFORMATION ABOUT THE DISTRIBUTOR

Touchstone Securities, Inc. (the “Distributor”) and the Trust are parties to a distribution agreement with respect to the Funds. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer and an affiliate of Touchstone by reason of common ownership.  The table below sets forth the aggregate underwriting commissions on sales of each Fund’s shares, including the amount the Distributor distributed to unaffiliated broker-dealers, the amount the Distributor earned as a broker-dealer in the selling network, and the amount of underwriting commissions retained by the Distributor, all for the fiscal year ended December 31, 2014.

Fund	Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
Conservative Allocation Fund	$65,181	$20,043	$40,124	$5,014
Balanced Allocation Fund	$98,667	$32,446	$60,279	$5,942
Moderate Growth Allocation Fund	$75,877	$37,847	$31,293	$6,737

The Distributor retains the contingent deferred sales charge (“CDSC”) on redemptions of shares of the Funds that are subject to a CDSC.   For the fiscal year ended December 31, 2014, the Distributor retained the following contingent deferred sales charge:

Amount Retained CDSC
Fund	Class C Shares
Conservative Allocation Fund	$155
Balanced Allocation Fund	$155
Moderate Growth Allocation Fund	$788

INFORMATION ABOUT THE ADMINISTRATOR

Touchstone serves as the Funds’ administrator pursuant to an administrative agreement with the Trust. Touchstone has engaged BNY Mellon Investment Servicing (US) Inc. located at 4400 Computer Drive, Westborough, Massachusetts 01581 to serve as the Trust’s sub-administrator.  For the fiscal year ended December 31, 2014, the Funds paid Touchstone the following in administration fees:

Fund	Administration Fees
Conservative Allocation Fund	$90,260
Balanced Allocation Fund	$172,882
Moderate Growth Allocation Fund	$214,281

SHARE OWNERSHIP INFORMATION

As of September 30, 2015, the Funds had shares issued and outstanding as follows:

Fund	Shares Issued and Outstanding
Conservative Allocation Fund	3,432,950.223
Balanced Allocation Fund	6,513,165.351
Moderate Growth Allocation Fund	8,298,541.936

As of September 30, 2015, the following table lists those shareholders who owned of record or beneficially 5% or more of the outstanding shares of the Funds.

Conservative Allocation Fund

Name and Address	Share Class	Number of Shares	Percent of Fund
FIRST CLEARING LLC	Class C	246,342.864	7.18%
SPECIAL CUSTODY ACCT FBO
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MLPF & S THE SOLE BENEFIT OF	Class C	231,899.973	6.76%
FOR IT’S CUSTOMERS
4800 DEER LAKE DR EAST-2ND FLR
JACKSONVILLE FL 32246

FIFTH THIRD BANK TTEE	Class Y	469,587.539	13.68%
VARIOUS FASCORE LLC RECORDKEPT PLAN
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111

Balanced Allocation Fund

Name and Address	Share Class	Number of Shares	Percent of Fund
MLPF & S THE SOLE BENEFIT OF	Class C	643,221.745	9.88%
FOR ITS CUSTOMERS
4800 DEER LAKE DR EAST-2ND FLR
JACKSONVILLE FL 32246

FIRST CLEARING LLC	Class C	421,801.543	6.48%
SPECIAL CUSTODY ACCT FBO
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

FIFTH THIRD BANK TTEE	Class Y	1,252,054.289	19.22%
VARIOUS FASCORE LLC RECORDKEPT PLAN
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111

Moderate Growth Allocation Fund

Name and Address	Share Class	Number of Shares	Percent of Fund
MLPF & S THE SOLE BENEFIT OF	Class C	846,442.007	10.20%
FOR IT’S CUSTOMERS
4800 DEER LAKE DR EAST-2ND FLR
JACKSONVILLE FL 32246

LPL FINANCIAL	Class C	422,515.939	5.09%
OMNIBUS CUSTOMER ACCOUNT
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121

FIFTH THIRD BANK TTEE	Class Y	779,189.615	9.39%
VARIOUS FASCORE LLC RECORDKEPT PLAN
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111

As of September 30, 2015, each Trustee’s individual shareholdings constituted less than 1% of the outstanding shares of each Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of each Fund.

PORTFOLIO TRANSACTIONS

There were no affiliated brokerage transactions for the Fund’s most recently completed fiscal year end.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1.800.543.0407 or forward a written request to the Trust, P.O. Box 9878, Providence, Rhode Island 02940 if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

EXHIBIT A:  FORM OF SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

Touchstone Controlled Growth with Income Fund

Touchstone Dynamic Diversified Income Fund

Touchstone Dynamic Global Allocation Fund

each a series of

Touchstone Strategic Trust

This Sub-Advisory Agreement (the “Agreement”) is made as of November 23, 2015, between Touchstone Advisors, Inc. (the “Advisor”), and Wilshire Associates Incorporated (the “Sub-Advisor”).

WHEREAS, Touchstone Strategic Trust (the “Trust”) is a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by the Trust to provide investment advisory services with respect to certain assets of the Touchstone Controlled Growth with Income Fund, Touchstone Dynamic Diversified Income Fund, and Touchstone Dynamic Global Allocation Fund (each, a “Fund” and together, the “Funds”); and

WHEREAS, the Sub-Advisor also is an investment advisor registered under the Advisers Act; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Funds, and the Sub-Advisor has agreed to furnish such services to the Advisor and the Funds;

NOW THEREFORE, in consideration of the terms and conditions set forth below, it is agreed as follows:

1.                                      Appointment of the Sub-Advisor. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached as Exhibit A (the “Advisory Agreement”), the Advisor appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of each Fund allocated to it by the Advisor (the “Fund Assets”), in conformity with the Funds’ currently effective registration statement, including its prospectus and statement of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. For purposes of this Agreement, the Sub-Advisor shall be deemed an independent contractor and shall, except as expressly provided or authorized by written Agreement with the Advisor, Fund, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Funds.

2.                                      Duties of the Sub-Advisor. The Sub-Advisor will provide the following services and undertake the following duties:

a.                          The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies, and restrictions of the Funds, and in conformity with the Funds’ currently effective Disclosure Documents, and, to the extent they do not contradict the Funds’ currently effective Disclosure Documents, any written directions which the Advisor or the Trust’s Board may give pursuant to this Agreement. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate actions, and any other rights pertaining to the portfolio securities will be exercised.

b.                          As reasonably requested, the Sub-Advisor will render regular reports to the Trust’s Board and to the Advisor (or such other service providers as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Funds and the Sub-Advisor as the Trust or the Advisor shall reasonably request; provided, however, that in the absence of extraordinary circumstances, a portfolio manager responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board.

c.                           The Sub-Advisor may utilize the services of a third-party service provider to research and vote proxies on its behalf and on behalf of the Funds.

d.                          The Sub-Advisor shall not have custody of any of the Fund Assets and is not authorized to provide the Funds with legal or tax advice or to engage the Funds in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Funds’ custodian or other duly designated Fund agent.  The Sub-Advisor shall assist the custodian or other duly designated Fund agent in evaluating such securities class action claims, as reasonably requested in writing (provided that in so doing the Sub-Advisor shall not incur any extraordinary costs), but the Sub-Advisor will not be responsible for filing any such claims. The Advisor acknowledges that the Funds’ custodian or other duly designated Fund agent, and not the Sub-Advisor, will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Funds.

e.                           The Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or its affiliates, if, in the Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Funds and its other clients. In forming this judgment the Sub-Advisor shall consider the selling or purchase price, brokerage commissions, and other expenses. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Funds and other accounts in a fair and equitable manner.

f.                            Whenever the Funds and one or more other investment advisory clients of the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Advisor to be fair and equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Funds.

g.                           The Sub-Advisor will not arrange purchases or sales of securities between the Funds and other accounts advised by the Sub-Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Funds’ policies and procedures, (b) the Sub-Advisor determines the purchase or sale is in the best interests of each Fund, and (c) the Funds’ Board has approved these types of transactions.

h.                          The Sub-Advisor shall promptly notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by a Fund and reflected on the books and records of the Fund may not reflect fair value. The Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware to the Advisor and any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s adopted valuation procedures, which may be amended by the Board. Notwithstanding the foregoing, the parties recognize that the Sub-Advisor is not an official pricing source or agent and has no responsibility for calculating the Funds’ net asset value.

i.                              Regulatory Compliance.

(i)                                     The Sub-Advisor will comply in all material respects with applicable federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the Commodity Exchange Act of 1936, each as amended, and the rules and regulations adopted by the Securities and

Exchange Commission, the Commodities Futures Trading Commission, or state securities regulator that are applicable to a registered investment adviser providing services to registered open-end investment companies including, without limitation, Rule 206(4)-7 under the Advisers Act.

(ii)                                  The Sub-Advisor shall cause the Funds to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

(iii)                               The Sub-Advisor will cooperate fully with the Trust’s Chief Compliance Officers in the execution of his or her responsibilities to monitor service providers to the Trust pursuant to Rule 38a-1 under the 1940 Act.

(iv)                              The Sub-Advisor will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G, each under the 1934 Act, with respect to securities held for the account of the Funds.

(v)                                 The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”). The Sub-Advisor will provide its code of ethics to the Advisor and the Funds. The Sub-Advisor shall adopt policies and procedures reasonably designed to ensure that its Access Persons (as defined in the Sub-Advisor’s Code of Ethics) comply in all material respects with the Sub-Advisor’s Code of Ethics, as in effect. Upon request, the Sub-Advisor shall provide the Funds with (i) a copy of the Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably designed to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor’s Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish to the Funds and the Advisor a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Sub-Advisor’s Code of Ethics. The Sub-Advisor shall promptly respond to any requests for information from the Advisor as to violations of the Sub-Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Sub-Advisor. The Sub-Advisor shall promptly notify the Advisor of any material violation of the Sub-Advisor’s Code of Ethics, whether or not such violation relates to a security held by the Funds.

(vi)                              The Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor promptly upon detection of (i) any material failure to manage the Funds in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Advisor’s policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided to the Sub-Advisor). The Sub-Advisor agrees to correct any such failure promptly and to take any lawful action that the Board or the Advisor may reasonably request in connection with any such breach.  In addition, the Sub-Advisor shall provide a quarterly report regarding its compliance with applicable law, including but not limited to the 1940 Act and the Code, and the Funds’ and the Advisor’s investment objectives policies, guidelines, or procedures as applicable to the Sub-Advisor’s obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its sole discretion, provide such quarterly compliance certifications to the Board.  The Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with their respective certifications of the Funds’ financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. To the extent legally permissible, the Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Advisor with the federal or state securities laws in connection with the services provided to the Fund under this Agreement or (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(vii)                           The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by a Fund), and relating to its responsibilities under this Agreement. The Sub-Advisor shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Advisor and the Board, which shall be delivered promptly upon request to the Trust, upon the termination of this Agreement and shall be generally available for telecopying without delay upon reasonable advance notice during any day the Funds are open for business. The Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping and compliance purposes.

j.                             To the extent legally permissible, the Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Funds, including but not limited to: (i) permission to use the Sub-Advisor’s name in accordance with Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Funds; provided that the Sub-Advisor shall have the opportunity to review in advance of first use any materials that include the Sub-Advisor’s past performance and investment history; (iii) access to the one or more individual(s) responsible for day-to-day management of the Funds or who are knowledgeable about the investment strategy employed by the Sub-Advisor for the Funds for participation in marketing conferences, teleconferences, and other activities involving the promotion of the Funds, subject to the reasonable request of the Advisor; and (iv) permission to use biographical and historical data of the Sub-Advisor and individual portfolio manager(s) in connection with the Funds.

k.                          The Sub-Advisor will, on behalf of the Funds, place orders for the execution of all portfolio transactions in accordance with the policies set forth in each Fund’s Disclosure Documents. When placing orders with brokers and dealers, the Sub-Advisor’s primary objective shall be to seek the most favorable price and execution available for the Funds, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Funds (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range); the financial strength and stability of the broker; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Funds that promote or sell shares of a Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as “soft dollar” payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Funds derive or will derive a reasonable benefit from such research services. The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

l.                              The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prompt written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement. Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

m.                      In the event of any reorganization or other material change in the Sub-Advisor, the Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

n.                          The Sub-Advisor will bear its expenses of providing services to the Funds pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Funds.

o.                          The Advisor and Sub-Advisor acknowledge and agree that the Sub-Advisor shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Advisor or the Portfolio except as required by law. The Advisor shall remain responsible for each Fund’s overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.

p.                          The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning each Fund; its cash available, or to become available, for investment; and generally as to the conditions of the Fund or its affairs.

q.                          The Advisor will provide the Sub-Advisor with advance notice of, and the opportunity to comment on, any change in the Funds investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board of the Trust or the Advisor that may affect the Sub-Advisor’s management of the Funds. The Sub-Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of any amendments or supplements to the Disclosure Documents. The Advisor acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Funds.

r.                             The Advisor acknowledges and agrees that the Sub-Advisor does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund Assets. The Advisor acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Sub-Advisor are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Funds. Additionally, there may be loss or depreciation of the value of the Fund Assets because of fluctuation of market values. These risks will be disclosed in the Funds’ Disclosure Documents.

3.                                      Compensation of the Sub-Advisor.

a.                                      As compensation for the services to be rendered and duties undertaken under this Agreement by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to XX; without regard to any total expense limitation or other fee waiver applied by the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12a of this Agreement, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute each Fund’s net asset value for purposes of purchases and redemptions of shares.

b.                                      The Sub-Advisor reserves the right to waive all or a part of its fees.

4.                                      Ongoing Reporting of the Sub-Advisor.

a.                                      Financial Reporting. The Sub-Advisor will report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2b of this Agreement): (i) the financial condition and financial prospects of the Sub-Advisor, (ii) the nature and amount of transactions that may be reasonably expected to effect a Fund that involve the Sub-Advisor and its affiliates, (iii) information regarding any potential conflicts of interest arising by reason of the Sub-Advisor’s continuing provision of advisory services to a Fund and to its other accounts, and (iv) such other information including but not limited to the performance of the specific strategy used to manage the Fund Assets and the capacity of the Sub-Advisor as it relates to the continuing ability of the Sub-Advisor to accept additional cash flow from the Advisor into the Funds. Upon request by the Advisor or the Board, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Funds, with respect to the Funds and to the Sub-Advisor’s other clients.

The Sub-Advisor will annually provide the Advisor with the Sub-Advisor’s financial statements, unless the Funds’ Board requests reports on a more frequent basis. For purposes of this paragraph 4(a), “financial statements” shall include the Sub-Advisor’s condensed balance sheet; provided, however, that if the Sub-Advisor’s equity decreases by 25% or more year-over-year, the Sub-Advisor agrees to provide the Advisor with such additional information as the Board may reasonably request, which may include (but is not limited to) its income statement and notes to the financial statements.

b.                                      Key Personnel Reporting. To the extent legally permissible, the Sub-Advisor agrees to promptly notify the Advisor upon becoming aware of any incapacity, resignation, termination, or other material change of key personnel. For purposes of this paragraph 4(b), “key personnel” include: (i) any portfolio manager of the Funds; and (ii) any chief executive officer, chief compliance officer, chief operations officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Sub-Advisor; and (iii) any member of its investment (or comparable) committee.

5.                                      Representations of the Advisor and the Trust. The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing each Fund’s investment or trading activities; (e) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Funds’ Disclosure Documents and any amendments to such Disclosure Documents during the term of this Agreement, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this Agreement; and (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

6.                                      Use of Names.

a. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.

b. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor as the Funds’ Sub-Advisor under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

c. Upon termination of this Agreement in accordance with Section 12, the Advisor shall cease using any references to the Sub-Advisor in Fund and Advisor documents unless such reference is required by law. Similarly, the Sub-Advisor shall cease using any references to the Advisor or Fund in any documents unless such reference is required by law. For purposes of this paragraph, documents include but are not limited to, marketing materials, regulatory filings, and performance reporting.

7.                                      Liability of the Sub-Advisor. The Sub-Advisor shall indemnify and hold harmless the Trust, the Advisor, and all their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Sub-Advisor being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Funds’ Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) the Sub-Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

8.                                      Liability of the Advisor. The Advisor shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

9.                                      Limitation of Trust’s Liability. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust’s obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Funds, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.

10.                               Force Majeure. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, terrorism, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.

11.                               Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law or regulation, provided that prior to such disclosure and to the extent legally permissible the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall make all reasonable efforts to seek a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party that is not otherwise subject to obligations of confidentiality; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

12.                               Renewal, Termination and Amendment.

a.                                      This Agreement shall continue in effect, unless sooner terminated under this Agreement, through November 23, 2017; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities of the Funds or (ii) by vote of a majority of the Trust’s Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

b.                                      This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than 60-day nor less than 30-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than 60-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) with respect to a Fund, the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

c.                                       This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

d.                                      The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

13.                               Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

14.                               Notice. Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the Trust and the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 1299 Ocean Avenue, #700, Santa Monica, California 90401.

15.                               Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York. The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16.                               Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

17.                               Customer Notification. By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub-Advisor has supplied to the Advisor and the Trust copies of the Sub-Advisor’s Form ADV with all exhibits and attachments and will promptly supply to the Advisor copies of all amendments or restatements of such document. Otherwise, the Advisor’s rights under federal law allow termination of this contract without penalty within five business days after entering into this contract. U.S. law also requires each person or entity that opens a trading account on behalf of the Funds to provide and verify certain information.  The Sub-Advisor will ask the Advisor for the Trust’s legal name, principal place of business address, and Taxpayer Identification or other identification number, and may ask for other identifying information, as appropriate to meet these requirements.

Signatures on next page.

The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

BY:	BY:

Name:	Name:

Title:	Title:

WILSHIRE ASSOCIATES INCORPORATED

BY:

Name:

Title: